Supplement dated July 22, 2016, to the
Prospectus for your Variable Annuity
Issued by

ALLSTATE LIFE INSURANCE COMPANY

This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by Allstate Life Insurance Company.

The following Portfolio will be liquidated effective as of the close of business on September 23, 2016 (“Liquidation Date”):

PIMCO Money Market Portfolio – Administrative Shares

On the Liquidation Date, the above Portfolio will no longer be available under your Annuity contract, and any Contract Value allocated to this liquidated Portfolio will be transferred, as of the close of business on the Liquidation Date, to the Default Transfer Portfolio, as follows:

Liquidated Portfolio	Default Transfer Portfolio

PIMCO Money Market Portfolio – Administrative Shares	Fidelity® VIP Government Money Market Portfolio – Initial Class

Please note that you have the ability to transfer out of the above Liquidated Portfolio any time prior to the Liquidation Date.  Such transfers will be free of charge and will not count as one of your annual free transfers under your Annuity contract.  Also, for a period of 60 days after the Liquidation Date, any Contract Value that was transferred to the Fidelity® VIP Government Money Market Portfolio – Initial Class as the result of the liquidation can be transferred free of charge and will not count as one of your annual free transfers.  It is important to note that any Portfolio into which you make your transfer will be subject to the transfer limitations described in your prospectus.  Please refer to your prospectus for detailed information about investment options.

After the Liquidation Date, the above-listed Liquidated Portfolio will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the above Liquidated Portfolio will be deemed instruction for the Fidelity® VIP Government Money Market Portfolio – Initial Class, as applicable.  This includes but is not limited to, systematic withdrawals, Dollar Cost Averaging, and Auto Rebalancing.

You may wish to consult with your financial representative to determine if your existing allocation instructions should be changed before or after the Liquidation Date.

If you have any questions, please contact your financial representative or our Variable Annuities Service Center at (800) 457-7617.  Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

        Please keep this supplement together with your prospectus for future reference.  No other action is required of you.

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